Exhibit 99.1

Slam Corp. and Lynk Global, Inc. Announce Definitive Business Combination Agreement

Lynk’s proven two-way sat2phone connectivity is compatible with unmodified 2G to 5G mobile devices

Lynk’s “cell-tower-in-space” satellites have been proven on all seven continents

Associated capital raise is expected to accelerate manufacturing and secure launches as well as support satellite design and operations

NEW YORK, NY, February 5, 2024 – Lynk Global, Inc. (“Lynk”), the world’s leading satellite-direct-to-standard-phone (“sat2phone”) telecoms provider, and Slam Corp. (NASDAQ: SLAM), a special purpose acquisition company (“Slam”), today announced that they have entered into a definitive business combination agreement (the “Business Combination Agreement”) under which Slam will combine with Lynk. Upon completion, the combined company will operate as Lynk Global Holdings, Inc. and its common stock is expected to be publicly listed on Nasdaq under the ticker symbol “LYNK”.

Charles Miller, CEO of Lynk, said, “With technology proven on all seven continents, and 36 full commercial contracts with partners that currently provide coverage to hundreds of millions of subscribers in approximately 50 countries, Lynk has the potential to provide continuous wireless connectivity to billions of people around the world, using the unmodified phones they use today.”

Alex Rodriguez, CEO of Slam, said, “Lynk seeks to connect the world by extending cell coverage everywhere. We are thrilled to announce this business combination agreement, which positions the combined company to capitalize on the massive, $1 trillion mobile wireless market as Lynk solves a core problem for the more than five billion cell phone users around the globe today. The combined company is set to deliver Lynk’s innovative, patented technology to areas that need it most and connect the more than two billion unconnected people worldwide.”

Lynk has engaged BTIG, LLC to raise additional capital ahead of the closing of the business combination with Slam. Proceeds from the anticipated financing will be used to produce more satellites, secure launches, and support satellite design and operations. This is expected to include the continued development, manufacturing and launch of a constellation of Low-Earth Orbit satellites. The constellation will complement the three commercially-licensed Lynk satellites that are currently in orbit and is intended to enable global communications using radiofrequency spectrum licensed to mobile network operators (“MNO”) without hardware or software modification to existing standard cellphone technologies.

Charles Miller added, “Through our proposed business combination with Slam, we believe Lynk will be well-positioned to raise capital through several avenues. The capital we intend to raise will accelerate our growth as we execute our plan to launch many more ‘cell-towers-in-space’.”

Investment Highlights:

Lynk’s patented and commercially-licensed sat2phone technology is compatible with any unmodified cellular device from 2G to 5G, and is positioned to be compatible with future generations of mobile devices. The company’s technology has been tested and proven in over 25 countries, on all seven continents, and Lynk has signed 36 full commercial contracts with partners to provide coverage in approximately 50 countries.

Transaction Overview:

Under the terms of the business combination agreement, the transaction values Lynk at a pre-money enterprise value of $800 million. Upon completion of the transactions contemplated by the Business Combination Agreement (the “Business Combination”), the expected proceeds will be used to secure launch timing and support satellite design, manufacturing and operations.

The boards of directors of Lynk and Slam have each approved the proposed Business Combination, the consummation of which is subject to various customary closing conditions, including the filing and effectiveness of a Registration Statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”), and the approval of the shareholders of Lynk and Slam. Completion of the proposed Business Combination is expected in the second half of 2024.

Additional information about the proposed Business Combination, including a copy of the Business Combination Agreement, will be provided in a Current Report on Form 8-K to be filed by Slam with the SEC on February 5, 2024 (the “Current Report”). Additional information about the proposed Business Combination will be described in the Registration Statement relating to the proposed Business Combination, which Slam and Lynk Global Holdings, Inc. (“Topco”), a holding company formed to complete the Business Combination, will file with the SEC.

Advisors

BTIG, LLC is serving as capital markets advisor and JonesTrading Institutional Services LLC is serving as financial advisor to Lynk Global, Inc. Goodwin Procter LLP is serving as legal counsel to Lynk Global, Inc. Kirkland & Ellis LLP is serving as legal counsel to Slam Corp. DLA Piper LLP (US) is serving as legal counsel to BTIG, LLC.

About Lynk

Lynk is a patented, proven, and commercially-licensed satellite-direct-to-standard-mobile-phone system. Today, Lynk allows commercial subscribers to send and receive text messages to and from space, via standard unmodified mobile devices. Lynk’s service has been tested and proven in over 25 countries and is currently being deployed commercially, based on 36 MNO commercial service contracts covering approximately 50 countries. Lynk is currently providing cell broadcast (emergency) alerts, and two-way SMS messaging, and intends to launch voice and mobile broadband services in the future. By partnering with Lynk via a simple roaming agreement, a mobile network operator opens the door to new revenue in untapped markets, gives subscribers peace of mind with ubiquitous connectivity, and provides a potential pathway to economic prosperity for billions. For more information, visit www.lynk.world.

About Slam Corp.

Slam Corp. (Nasdaq: SLAM) is a special purpose acquisition company established by baseball legend, investor and Chairman and Chief Executive Officer of A-Rod Corp., Alex Rodriguez, and Founder, Managing Partner and Chief Investment Officer of Antara Capital LP, Himanshu Gulati. Slam intends to pursue investment opportunities with companies that have large and growing addressable markets, significant revenue growth, defensible business models and superior market share.

Additional Information about the Transaction and Where to Find It

This press release relates to the Business Combination involving Lynk, Slam, Topco, Lynk Merger Sub 1, LLC, a Delaware limited liability company and wholly owned subsidiary of Topco (“Merger Sub 1”) and Lynk Merger Sub 2, LLC., a Delaware limited liability and wholly owned subsidiary of Topco (“Merger Sub 2”). In connection with the Business Combination, Slam and Topco intend to file with the SEC the Registration Statement, which will include a preliminary proxy statement/prospectus of Slam and a preliminary prospectus of Topco relating to the shares of common stock of Topco, par value $0.00001 per share, to be issued in connection with the Business Combination. This press release is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that Slam or Topco have filed or will file with the SEC or send to its shareholders in connection with the Business Combination. This press release does not contain all the information that should be considered concerning the Business Combination and other matters and is not intended to form the basis for any investment decision or any other decision in respect of such matters.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SLAM’S SHAREHOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY AMENDMENTS THERETO AND ANY OTHER DOCUMENTS FILED BY SLAM OR TOPCO WITH THE SEC IN CONNECTION WITH THE BUSINESS

COMBINATION OR INCORPORATED BY REFERENCE THEREIN IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE BUSINESS COMBINATION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION AND THE PARTIES TO THE BUSINESS COMBINATION.

After the Registration Statement is declared effective, the definitive proxy statement will be mailed to shareholders of Slam as of a record date to be established for voting on the Business Combination. Additionally, Slam and Topco will file other relevant materials with the SEC in connection with the Business Combination. Copies of the Registration Statement, the definitive proxy statement/final prospectus and all other relevant materials for the Business Combination filed or that will be filed with the SEC may be obtained, when available, free of charge at the SEC’s website at http://www.sec.gov. In addition, the documents filed by Slam or Topco may be obtained, when available, free of charge from Slam at http://www.slamcorp.com. Slam’s shareholders may also obtain copies of the definitive proxy statement/prospectus, when available, without charge, by directing a request to Slam Corp., 55 Hudson Yards, 47th Floor, Suite C, New York, New York 10001.

No Offer or Solicitation

This press release is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The Business Combination will be implemented solely pursuant to the Business Combination Agreement, filed as an exhibit to the Current Report, which contains the full terms and conditions of the Business Combination. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Participants in the Solicitation of Proxies

This press release may be deemed solicitation material in respect of the Business Combination. Slam, Lynk, Topco, Merger Sub 1, Merger Sub 2 and certain of their respective directors and officers may be deemed participants in the solicitation of proxies from Slam’s shareholders in connection with the Business Combination. Slam’s shareholders and other interested persons may obtain, without charge, more detailed information regarding the names and interests in the Business Combination of Slam’s directors and officers in Slam’s filings with the SEC, including Slam’s initial public offering prospectus, which was filed with the SEC on February 24, 2021, Slam’s subsequent annual reports on Form 10-K and quarterly reports on Form 10-Q. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Slam’s shareholders in connection with the Business Combination will be included in the definitive proxy statement/prospectus relating to the Business Combination when it becomes available. You may obtain free copies of these documents, when available, as described in the preceding paragraphs.

Cautionary Statement Regarding Forward Looking Statements

Certain statements made in this press release, and oral statements made from time to time by representatives of Slam, Topco and Lynk are “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may generally be identified by the use of words such as “estimate,” “projects,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “would,” “should,” “future,” “propose,” “potential,” “target,” “goal,” “objective,” “outlook” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the financial position, business strategy and the plans and objectives of management for future operations including as they relate to the Business Combination and related transactions, including the anticipated financing, pricing and market opportunity, the satisfaction of closing conditions to the Business Combination and related transactions, the level of redemptions by Slam’s public shareholders and the timing of the completion of the Business Combination, including the anticipated closing date of the Business Combination and the use of the cash proceeds therefrom. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Slam’s, Topco’s and Lynk’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of the parties, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements.

The forward-looking statements involve significant risk and uncertainties that could cause the actual results to differ materially from the expected results. Factors that may cause such differences include, among others, the following: (1) the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Business Combination; (2) satisfaction or waiver (if applicable) of the conditions to the Business Combination, including with respect to the approval of the shareholders of Slam; (3) the ability to maintain the listing of the combined company’s securities on Nasdaq; (4) the risk that the Business Combination disrupts current plans and operations of Slam or Lynk as a result of the announcement and consummation of the transactions described herein; (5) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (6) uncertainty of the costs related to the Business Combination; (7) changes in applicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals required to complete the potential Business Combination; (8) the possibility that Slam and Lynk may be adversely affected by other economic, business, and/or competitive factors; (9) the outcome of any legal proceedings that may be instituted against Slam, Topco or Lynk or any of their respective directors or officers, following the announcement of the Business Combination; (10) the failure to realize anticipated pro forma results and underlying assumptions, including with respect to estimated shareholder redemptions and purchase price and other adjustments; (11) risks related to domestic and international political and macroeconomic uncertainty, including the Russia-Ukraine conflict and the Israel-Hamas war; (12) the risk that any of the conditions to closing of the Business Combination are not satisfied in the anticipated manner or on the anticipated timeline or are waived by any of the parties thereto; (13) risks related to the rollout of Lynk’s business strategy and the timing of expected business milestones; (14) the amount of redemption requests made by Slam’s public shareholders; (15) the ability of Slam to issue equity, if any, in connection with the Business Combination or to otherwise obtain financing in the future; (16) risks related to Lynk’s industry; (17) the inability to complete any private placement financing, the amount of any private placement financing or the completion of any private placement financing with terms unfavorable to you; and (18) those factors discussed in Slam’s Annual Report on Form 10-K for the year ended December 31, 2022 and subsequent Quarterly Reports on Form 10-Q, in each case, under the heading “Risk Factors,” and other documents of Slam, Topco or Lynk to be filed with the SEC, including the proxy statement/prospectus. If any of these risks materialize or Slam’s or Lynk’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Slam nor Lynk presently know or that Slam and Lynk currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Slam’s, Topco’s and Lynk’s expectations, plans or forecasts of future events and views as of the date of this press release. Slam, Topco and Lynk anticipate that subsequent events and developments will cause Slam’s, Topco’s and Lynk’s assessments to change. However, while Slam, Topco and Lynk may elect to update these forward-looking statements at some point in the future, each of Slam, Topco and Lynk specifically disclaim any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing Slam’s, Topco’s and Lynk’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts

Lynk Global, Inc.

Investors / Media

Tony DeTora

tdetora@lynk.world

Slam Corp.

Investors

Alex Jorgensen

ajorgensen@prosek.com

Media

Russell Sherman

rsherman@prosek.com

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